UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2025

STAGWELL INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-13718	86-1390679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One World Trade Center, Floor 65, New York, NY 10007

(Address of principal executive offices and zip code)

(646) 429-1800

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	STGW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 2, 2025, Stagwell Inc. (the “Company”) issued a press release regarding its 2025 Investor Day to be held virtually on April 2, 2025, which was previously announced on March 4, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Item 7.01 and Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On April 2, 2025, the Company announced that it had received a Notice of Exercise of Exchange Right (the “Exchange Notice”) from Stagwell Media LP (“Stagwell Media”) pursuant to which Stagwell Media exercised in full its right to exchange all of its 151,648,741 Paired Units (as defined below) for an equal number of newly issued shares of Class A common stock, par value $0.001 per share, of the Company (“Class A Common Stock”). The Company expects to complete such exchange (the “Class C Exchange”) on April 2, 2025. Immediately following the Class C Exchange, the Company will have approximately 265,743,768 shares of Class A Common Stock and no shares of its Class C common stock, par value $0.00001 per share (“Class C Common Stock”), issued and outstanding. The Class C Exchange will not result in any change in the total number of outstanding shares of the Company’s common stock or the relative voting power of the Company’s common stockholders.

Pursuant to the terms of the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and the Second Amended and Restated Limited Liability Company Agreement, dated as of March 23, 2022 (the “LLC Agreement”), of Stagwell Global LLC, the Company’s operating subsidiary (“OpCo”), each share of Class C Common Stock is paired with a corresponding common unit of OpCo (each such paired share of Class C Common Stock and common unit of OpCo, a “Paired Unit”). Pursuant to the Certificate of Incorporation and the LLC Agreement, each holder of Paired Units may, at its option, exchange such Paired Units for shares of Class A Common Stock on a one-for-one basis (i.e., one Paired Unit for one share of Class A Common Stock).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Stagwell Inc., dated April 2, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2025

STAGWELL INC.

By:	/s/ Frank Lanuto
Frank Lanuto
Chief Financial Officer